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                                                                   EXHIBIT 10.12

[LOGO OF UNITED STATES POSTAL SERVICE]

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          AMENDMENT TO SOLICITATION                                                                          Amendment No.
                                                                                                                     3
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                                                                                    Page 1                   of   4
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                                                 1. Solicitation Amendment Pursuant To
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a. Solicitation No.           b.  Date of Solicitation   c.  Contract No.           d. Begin Contract Term   e.  End Contract Term
    HQ-2001-12                           04-23-01                                          08-27-01                  08-27-06
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f. For Mail Service           City & State                                          City & State
   in or Between                                VARIOUS POINTS
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2. Bidder/Offeror Name and Address (Print or Type)                                  3.Issued By
                                                                                    Marilyn Davis
All Offerors                                                                        U S Postal Service
                                                                                    475 L'Enfant Plaza
                                                                                    Room 4900
                                                                                    Washington DC 20260-6210
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                                                                                    4. Date Issued
                                                                                                         05-11-01
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5. Description of Amendment Modification
The solicitation is amended as follows:
Aviation Supplier Ramp Addresses are attached as information.

Package 2: Delete BHM, BNA, MEM, and SJU. Delete all references to BHM, BNA, MEM, and SJU in Attachments A, B, D, and E. Delete all
truck schedules and separation requirements for BHM, BNA, MEM and SJU.

Package 7: Delete STL. Delete all references to STL in Attachments A, B, D, and E. Delete all truck schedules and separation requirements for STL.

The following SCA Wage Determinations are hereby added to the solicitation: Louisville, KY

Section B.8.f.4.b.3 will remain in effect and the 20 minutes will begin at arrival to the THS site.

Page #7:   B.8.f.15.a:    change to "AAY = 3,500 pounds"

Page #7:   B.8.f.15.b:    change to "LD-3 = 2,415 pounds"

Except as provided herein, all terms and conditions of the document referenced in Block 1 remain unchanged and in full force and effect.

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6. The above numbered solicitation is amended as set forth in Block 5.
     Note:  Offerors must acknowledge receipt of this amendment prior to the dale and time specified in the solicitation by one of the following methods by:
            a.   Signing and returning one copy of the amendment;
            b.   Acknowledging receipt of this amendment on each copy of the bid/proposal submitted; or
            c.   Submitting separate letter or telegram which includes a reference to the solicitation and amendment numbers.

     FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE SPECIFIED IN THE SOLICITATION PRIOR TO THE DATE AND TIME SPECIFIED
     FOR RECEIPT OF BIDS/PROPOSALS MAY RESULT IN REJECTION OF YOUR BID/PROPOSAL.

     If, by virtue of this amendment, you desire to change a bid/proposal already submitted, such change may be made by telegram or letter provided such telegram or letter makes reference to the solicitation and amendment numbers, and is received prior to the date and time specified.

[_] If this box is checked, the date and time specified for receipt of the bid/proposal is extended to: 4:00 P.M.___________________
                                                                                                                 Date           Time

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                         7. Bidder/Offeror                                               8. U.S. Postal Service
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The receipt of this Amendment to Solicitation is hereby             The U.S. Postal Service has hereby issued this Amendment to
acknowledge:                                                        Solicitation

       /s/ Brian T. Bauer                       5/22/01                         /signed/                              05/11/01
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        (Signature of Bidder/offeror)           (Date)                       (Signature of Contracting Officer)       (Date)

       Brian T. Bauer/President                                         Marilyn Davis
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        (Name and Title of bidder/offeror)                                   (Title of Contracting Officer)

                                                                    Purchasing Specialist
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PS FORM 7330, October 1994
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Solicitation HQ 2001-12                2                             Amendment 3


Add Special Note to Section B.8.i  Ground Handling Equipment

"To facilitate a seamless transition between the THS and aviation supplier, air cargo containers will not be offloaded until reaching the final point of delivery. For example, in the process outlined in section B.8.f.4.a - delivery to Aviation Supplier, the THS will deliver the loaded containers on THS supplied dollies. The dollies will stay with the containers until the aviation supplier has offloaded them onto the aircraft. At that point the aviation supplier will return the empty dollies to the designated transfer site where the THS may pick them up.

Conversely, in the process outlined in section B.8.f.4.b., Delivery to the USPS, the aviation supplier will deliver the returning containers on aviation supplied dollies. These dollies will stay with the containers until the THS has off loaded them at their site. Once that is completed the THS will need to return he dollies to the designated transfer site.

If the THS has a site located off airport then the point of return will be when the containers are taken off the dollies to be loaded on surface trucks for the transit to the THS site."

Page 18, C.1  Delete last sentence: See Section B.12 Performance Schedule.

Page 36, J.4c In second bullet change reference B.15 A and B to B.12 A and B.

Page #25: Definitions: "AMJ or M-1" change maximum gross weight from 15,000 pounds to "6,950 pounds"

Page #25: Definitions: "AAY" add to end of definition, "and a maximum gross weight of 3,500 pounds"

Page #26: Definitions: "LD-3" change maximum gross weight from 3,500 pounds to "2,415 pounds"

Attachment A, Delivery Locations for Dayturn Network - Priority Mail, Package 3, Add Amarillo, TX - Airstop - AMA , Originating Volume - 0, Destinating Volume - 6,650 lbs.

Attachment A, Delivery Locations for Dayturn Network - Priority Mail, Package 1, AMC Honolulu, change Originating Volume to 0 and Destinating Volume to 39,900 lbs.

Attachment A, Delivery Locations for Dayturn Network - Priority Mail, Package 4, AMC Anchorage, change Originating Volume to 10, 500 lbs and Destinating volume to 45,500 lbs.

Attachment B, Ground Handler Specifications, Package 1, AMC Honolulu, change Originating Volume to 0 and Destinating Volume to 39,900 lbs.

Attachment B, Ground Handler Specifications, Package 4, AMC Anchorage, change Originating Volume to 10, 500 lbs and Destinating volume to 45,500 lbs.

Attachment D, Delivery Locations & Container Allocation for Dayturn Network - Priority Mail, Package 1, AMC Honolulu, change Originating Volume to 0 and Destinating Volume to 39,900 lbs.

Attachment D, Delivery Locations & Container Allocation for Dayturn Network - Priority Mail, Package 4, AMC Anchorage, change Originating Volume to 10, 500 lbs and Destinating volume to 45,500 lbs.

Attachment E, Delivery Locations & Container Allocation for Dayturn Network - Priority Mail, Package 1, AMC Honolulu, change Originating Volume to 0 and Destinating Volume to 39,900 lbs.

Attachment E, Delivery Locations & Container Allocation for Dayturn Network - Priority Mail, Package 4, AMC Anchorage, change Originating Volume to 10, 500 lbs and Destinating volume to 45,500 lbs.

Attachment B, Ground Handler Specifications, Package 3, AMA - Change "Specific Number of Separations" to 2.

Attachment B, Ground Handler Specifications, Package 3, LBB - Change "Ground Handler Delivers Mail to AMC/ AMF/ Truck to 19:29, "Specific Number of Separations" to 1, and add "See Details"

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Solicitation HQ 2001-12                3                             Amendment 3


Attachment E, Delivery Locations & Container Allocation for Dayturn Network - Priority Mail, Destinating, Package 3, AMA - Change "Ground Handler Delivers Mail to AMC/ AMF/ Truck" to 21:28, Change "Minimum AMJ, DEMI, LD3 Air Containers" to 1, Change Maximum Number AMJ, DEMI, LD3 Air Containers to 8.

Attachment E, Delivery Locations & Container Allocation for Dayturn Network - Priority Mail, Destinating, Package 3, LBB - Change "Ground Handler Delivers Mail to AMC/ AMF/ Truck" to 19:22, Change "Minimum AMJ, DEMI, LD3 Air Containers" to 1, Change Maximum Number AMJ, DEMI, LD3 Air Containers to 10.

Attachment B, "Last Mail to Ground Handler" change times for BOI to 6:40, LAS to 3:30, and RNO to 3:50.

Attachment B, "Specific Number of Separations" change the following:

AMC ATLANTA change to read 11
AMC MIAMI FL change to read 3
AMC ORLANDO FL change to read 3
AMC KNOXVILLE TN change to 5

Package 3 - Details, Southwest Area

AMC Amarillo, TX - Change to read 2 Separations, Priority Mail and First Class Mail.

AMF Lubbock, TX - Change to read 1 Separation.

Package 2 - Details SOUTHEAST AREA - TRUCK SCHEDULE

AIRSTOP ATLANTA GA

Add, Facility; Montgomery  360; Time Block: 01:30 - 05:00, Number of trips 2

Package 2 - Details SOUTHEAST AREA - Separations

Request the following separations be made for these airstops:
ATLANTA:
Add, DIS MONTGOMERY  AL  - ZIP  360
Add, ADC MONGOMERY AL - ZIP 360
Add, AADC MONTGOMERY  AL  - ZIP 360

KNOXVILLE
Add, SCF CHATANOOGA TN  373  ZIPS -373, 374, 3.7


 AIRSTOP ORLANDO

P-1 Label
Separation # 1

Add, DIS ORLANDO FL 328 - ZIPS 327-329, 347
Add, DIS TAMPA FL 335 - ZIPS 335-339, 341, 342, 346

ALL PRIORITY MAIL TO PMPC

Separation #2
ADC & AADC LABEL - ORLANDO P & DC
MID FLORIDA MPC FL 217   - ZIPS 327
ADC ORLANDO FL 328       - ZIPS 328-329, 347
AADC MID FLORIDA 327     - ZIPS 327
AADC ORLANDO FL 328      - ZIPS 328-329, 347

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Solicitation HQ 2001-12                4                             Amendment 3


Separation # 3

ADC & AADC LABEL - TAMPS P & DC
ADC TAMPA FL 335         - ZIPS 335, 338, 346
ADC TAMPA FL 336         - ZIPS 336
ADC ST PETERSBURG FL 337      - ZIPS 337
SCF FT MYERS 339         - ZIPS 339, 341
AADC TAMPA FL 335        - ZIPS 335, 338, 346
AADC TAMPA FL 336        - ZIPS 336
AADC ST PETERSBURG FL 337     - ZIPS 337
SCF MANASOTA MPC FL 342       - ZIPS 342

 AIRSTOP FT LAUDERDALE

P-1 Label
Separation # 1

Add, DIS SOUTH FLORIDA 330 - ZIP 330
AMC MIAMI FL 33159 - ZIPS 331-332, 340
FT LAUDERDALE FL 333 - ZIP 333
SCF WEST PALM BEACH 334 ZIPS 334, 349

ALL PRIORITY MAIL TO PMPC

Separation #2
ADC  & AADC LABEL

ADC FT LAUDERDALE FL 333      ZIPS 333
AADC FT LAUDERDALE FL 333     ZIPS 333
ADC SOUTH FLORIDA  FL 330     ZIPS 330
AADC SOUTH FLORIDA FL 330     ZIPS 330

Separation # 3
ADC & AADC LABEL
ADC AMC MIAMI FL  33159  ZIPS 331-332, 340
AADDC AMC MIAMI FL 33159 ZIPS 331-332, 340
SCF WEST PALM BEACH 334  ZIPS 334, 349

Attachment B, Ground Handler Specifications, Package 2, TYS - Change Specific Number of Separations to 4

Attachment B, Ground Handler Specifications, Package 4, BOI - Change Required Ground Handler Facility Y/N from a Y to N. USPS will provide space for build / break of aviation containers behind the AMF and under the canopy.

Attachment B, Ground Handler Specifications, Package 4, SLC - Change Required Ground Handler Facility Y/N from a Y to N. USPS will provide space for build / break of aviation containers outside of AMC on the East Side. A total of 6,100 square feet will be provided by USPS. USPS will allow the contractor to erect a canopy as long as it is within specifications set forth by the local authorities.